ANNUAL REPORT

FPA CAPITAL FUND, INC.

[FPA Logo]
Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

MARCH 31, 2003


37659

                             LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

     This Annual Report covers the fiscal year ended March 31, 2003. Your Fund's net asset value (NAV) per share closed at $24.86. A capital gain distribution of $0.33 per share ($0.29 was long-term) was paid on July 9, 2002 to holders of record on June 28, 2002.

     The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                             AVERAGE ANNUAL TOTAL RETURN
                                             PERIODS ENDED MARCH 31, 2003
                                             ----------------------------
                                           1 YR.    5 YRS.   10 YRS.  15 YRS.
                                           -----    ------   -------  -------
FPA Capital Fund, Inc. (NAV)*             -16.62%    4.04%   14.11%   15.54%
FPA Capital Fund, Inc. (Net of
  Sales Charge)++                         -21.00%    2.92%   13.49%   15.12%
Lipper Mid-Cap Value Fund Average         -22.42%    0.83%    9.10%   10.30%
Russell 2000 Index                        -26.96%   -4.12%    6.22%    8.14%
Standard & Poor's 500 Stock Index         -24.77%   -3.77%    8.53%   10.83%

     The Fund's six-month total return was -2.87%*. This compares with total returns of 2.08% for the Lipper Mid-Cap Value Fund Average, 1.39% for the Russell 2000, and 5.01% for the S&P 500. On a calendar year basis, these same comparisons are -3.86%* for FPA Capital Fund, -13.47% for the Lipper Mid-Cap Value Fund Average, -20.48% for the Russell 2000, and -22.10% for the S&P 500.

COMMENTARY

     Today marks a historic occasion in that our troops marched into Baghdad and liberated both the city and the Iraqi people. It is with a sense of pride that we watched this emotional event as it occurred. During this time of jubilation, we should give thanks and respect to all those men and women who served our great nation with honor and dignity, especially those who made the ultimate sacrifice so that we could all have the opportunity to live long, safe and fruitful lives. The nation owes a deep sense of gratitude to our military forces. This major victory has the potential of being the most significant event in the Middle East since the political boundaries were established after World War I.

     This fiscal year marks the end of a truly difficult year. Your Fund's negative 16.62%* fiscal year return was a considerably better performance than those of the major indices and the Lipper Average. A review of the above table fully details this comparison. Though we are gratified to have performed better, it still does not make us very happy to report this short-term disappointing news. Our recent performance has been negatively affected by the Fund's large exposure to retail companies. We believe that this is only a short-term issue that has been directly influenced by the events in Iraq. As the Iraq war fears subside, we believe the share prices will recover. A similar situation occurred after the first Gulf War. For the calendar year ended 2002, these relative performance differentials are even better.

     From a longer-term perspective, we are gratified to report that Lipper ranked your Fund eleventh out of 1,366 and 681 for both the ten- and fifteen-year time periods, respectively, versus all U.S. equity funds. It is interesting to note that technology and healthcare sector funds accounted for eight and nine of the top spots for these same time periods. A review of the ten-year performance numbers provides some interesting perspective. Only three of the eleven experienced a positive compound rate of return for the three years ended March 31, 2003. We chose this period because it covers the bulk of the bear market since the major stock market averages peaked in March of 2000. Your Fund is one of the three with a positive 3.55% return. Of the eight that had negative compound rates of return, five had double-digit rates of decline, with the worst declining at a 37.27% annual rate. What this demonstrates is that several of these funds are now giving back part of the extraordinary performance that they achieved in the latter part of the 1990s bull market.

     We view the last three and five years with a sense of amazement. As you might recall, we began writing

---------------
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

++ Reflects deduction of the maximum sales charge of 5.25% of the offering price about our growing concern with stock market valuations beginning in late 1997. Our concerns grew louder in subsequent letters so that, in our March 2000 letter, we were comparing the stock market of 2000 to that of 1929. Our conclusion was that the current market was far more expensive. What amazes us today is how few came to this same conclusion. Thus far, we have seen very little analysis as to why so many did not recognize the greatest stock market bubble in history. Leading up to the market's peak, it was said that, with modern communication, advanced technology and new business management methods, violent economic and stock market cycles were a thing of the past. This time it was different--it was a new era. None of us at FPA ever believed this drivel. Greed and fear will always be with us no matter how smart and technologically advanced society becomes.

     During this speculative period, we saw corporations, pension plan administrators, consultants, "investment" managers and individuals become totally consumed and mesmerized by the folly that was developing. The majority of mutual fund cash inflows in 1999 and 2000 went into technology, growth and aggressive growth funds. Pension plans directed the bulk of their investments into equities, so that by 2000, equities had reached a record proportion of assets as the major averages were peaking. If the consultants and pension plan administrators were doing their jobs, why didn't we see a far greater proportion of equity allocation being directed toward more conservative investment styles of management? Throughout this period, your Fund experienced net redemptions. The value style of management was viewed as being "out of step" and that we did not understand the "new era." To the contrary, we believed that investment discipline had been generally put out to pasture. As far as we were concerned, greed was everywhere, but it was not called that. Finally, how did so many "investment" managers get seduced into buying essentially rank speculations with nothing more than pie in the sky forecasts? Internet and telecom stocks were the rage. At that time, I was even quoted as saying that if an "investment" manager owned an internet stock, I would fire him. I had no problem if he called himself a speculation manager, but to use the term "investment" was to demean the very nature of that term. Today, we wonder how these managers can be given money again to manage when, at the time of the greatest speculative stock market blow-off, they could not recognize it for what it was. How will they ever recognize a smaller one? Where is their judgment and common sense? Why will it be different the next time?

     Even today, we are still seeing the aftermath of this tumultuous period. Virtually all pension plans still carry what we believe are totally unrealistic investment return assumptions. It has not set in on plan administrators that 8% or 9% return assumptions have little likelihood of being achieved. For these to be correct, they require equity returns nearly double the growth in nominal GDP (unlikely) and little, if any, losses from their fixed income allocation-- unlikely, given that we are at forty-five-year lows in yields. Even Warren Buffett's Berkshire Hathaway is using only a 6.5% return assumption. I guess these other corporations believe that they can do a materially better job. This is just another form of the optimistic bias that has invaded financial statements in corporate America. During the past few years, we have written on this topic. We even went out on a limb in 1997 and forecasted that equity returns were likely to average 7% or less for the foreseeable future. As late as last year, I was in a public debate with a major U.S. corporation in that its 10% pension plan assumption was totally unrealistic and that it was the epitome of "rear-view mirror" thinking--one looks into the rear-view mirror to see where he is going. Since then, they have added billions to their pension plan and now they are using a "conservative" 9% assumption--the highest level the Securities and Exchange Commission will allow without a formal review.

     Where do we stand today? The economic environment is very much in question. The Iraq War and what led up to it has heavily influenced the economic data. Most recently, the data indicates that we are close to sinking into a double-dip recession. Various measures of consumer and business confidence, industrial production and employment have been weakening--some to levels not seen since the early 1990s recession. What is consistent with the data is that it all began to weaken around August of last year. This coincides with President Bush's pronouncements on Iraq. Early this year, as the situation grew more intense, retail sales, consumer confidence and industrial production measures weakened further. The ten-year Treasury bond yield fell back to last year's low of 3.56% --a level not seen in nearly forty-five years. We are of the opinion that the economic data will continue to be skewed by these events for at least another two months. As we write this, it appears this conflict will be a short one. Furthermore, should the peace go well, we would expect to see a recovery in business and consumer confidence measures and economic activity. A recovery back to pre-Iraq concern levels would seem to be a reasonable outcome. You can read more about this on our website, www.fpafunds.com, in a letter that we wrote on March 18 titled, "On the Eve of War." Longer term, we expect economic activity will become progressively stronger later this year and into next year. Fiscal policy initiatives should enhance this recovery--especially if politicians want to get re-elected next year. We expect that this will help stabilize and improve the stock market; however, we continue to believe that rising interest rates are likely to act as a check on its advance. Stock selection will be critical.

     We did respond to this chaotic environment by doing what we always do, evaluating one investment at a time from the bottom up. During the past six months, we have added four new companies to the portfolio at price levels that we believe more than discounted the fears of an Iraq war. Furthermore, we added to existing holdings, particularly in the retail area. As the fear of war drove stock prices lower, we accelerated our purchases. Between September 30, 2002 and January of 2003, our liquidity grew from 18.7% to slightly more than 22%, as a result of our scaling back our commitment to the successful investment holdings of Storage Technology and Qwest Communications. During the last two months, liquidity has fallen to nearly 10%--the lowest level since September 30, 2001, another period of stock market uncertainty. Our four new holdings are: American Greetings, Apria Healthcare, DRS Technologies and Foot Locker. Dennis Bryan and Rikard Ekstrand will discuss three of these companies later in this letter. Briefly, all of these companies were acquired during periods of price weakness and were near their price range lows. They were acquired at modest valuations. The most expensive of them was DRS Technologies, which was acquired at a little over 12x earnings. This is an old friend, in that we owned it for nearly twelve years before we sold it the week of September 17, 2001, in response to its share price skyrocketing--investors wanted to own defense companies. We recently repurchased it at a 40% discount from what we sold it for in 2001. Since then, the company has become financially stronger, more profitable and much larger. We are getting more for less. We like that. Unfortunately, its share price was not depressed for a long enough period of time for us to establish a large position. Our final addition was not a stock but a bond. We established nearly a 3% position in a government mortgage-backed security called an IO (interest only). These types of securities tend to rise in value when interest rates increase. We believe a ten-year Treasury bond yield below 4% is at an unsustainable level from a longer-term perspective. We believe the bond market is in the process of making a major top that is very analogous to that which occurred in the stock market in 2000. Should we be correct, these securities could appreciate significantly while throwing off very high cash-flow yields.

     After these changes, your Fund continues to maintain a competitive valuation advantage over the market. At the end of March, its P/E and P/BV ratios (Price/Book Value) ratios were 14.0x and 1.5x, respectively. By comparison, the P/E ratios of the Russell 2000 and the S&P 500 were 24.6x and 19.9x while their P/BV ratios were 1.6x and 2.6x, respectively. Our companies are financially strong, with a 24.8% average Total Debt/Total Capitalization ratio, which compares favorably to the 39.3% and 49.1% for the Russell 2000 and the S&P 500. To conclude this letter, I would like to share the comments from my teammates, Dennis Bryan and Rikard Ekstrand, who led the research efforts on three of the Fund's new holdings.

DENNIS BRYAN'S COMMENTARY

     Foot Locker is the global leader in athletic footwear retailing. The company operates nearly 3,600 stores in 14 countries in North America, Europe and Australia. In the U.S., Foot Locker dominates the athletic footwear retailing market with a nearly 20% market share. The next three competitors combined have less than a 10% share. The stock has declined more than 40% from its 52-week high because investors are concerned about its future growth in earnings per share. Nike, who is Foot Locker's largest vendor, recently notified the company that it would no longer ship its most elite shoes to Foot Locker. While Nike is Foot Locker's largest vendor, Foot Locker can earn higher gross margins by shifting shelf space to other vendors such as Reebok and Adidas. While we believe it is in both companies' best interest to resolve their differences, Foot Locker should be able to grow its earnings over time by reducing occupancy expenses and opening more stores in the profitable European market. Nevertheless, we are able to buy this stock at 9.5x earnings, 1.3x book value, and 0.33x sales.

RIKARD EKSTRAND'S COMMENTARY

     Apria Healthcare dominates the in-home respiratory care and infusion-therapy sectors, along with Lincare Holdings. We missed acquiring Lincare three years ago at a third of its current price. Apria is our comeback. The fundamentals of the home-respiratory sector are quite favorable in that an aging population and better respiratory devices are key factors in increasing demand by 8% per year. With baby boomers close to retirement age, demand growth should continue to be robust. A key competitive advantage for Apria is that it is the only home-respiratory company able to handle national contracts with private payers. Its modern systems and billing expertise allowed it to build a dominant share in the private payer market. Should the government move to a private pay system in Medicare, Apria would be a major beneficiary. Furthermore, its limited exposure to Medicare patients reduces its risk to any reimbursement cuts by Medicare. Since its restructure three years ago, Apria has grown its sales by more than 10% compounded while its earnings have increased at a high-teens rate. We acquired our initial position at less than 10x after tax free cash flow. This free cash flow generation will continue to be invested in organic growth, smaller acquisitions and share repurchases. During 2002, the company repurchased $35 million of its common stock.

     American Greetings is one of the top two greeting-card companies worldwide. The company restructured its operations in response to difficult trends in the industry. Several weak retailers have exited or reduced their operations materially. In light of this, the company realigned its cost structure to return to a more normal level of profitability. Discount cards and the internet have also negatively affected the industry. Again, the company responded in that it is now the largest internet greeting-card company and a profitable operation. We believe there is limited business risk since there are minimal contract expirations going forward and they are beginning a new relationship with a large retailer that should enhance future growth. Its stable cash flow and expense reduction plans should allow it to further reduce debt and allow for a reinstatement of the dividend. Because of industry and growth concerns, the share price was driven down to a level where we were able to acquire it, at 8x earnings, 80% of book value and 40% of sale.

     With those closing comments, we thank you for your continued investment and support during these challenging times.

Respectfully submitted,


/s/ Robert L. Rodriguez


Robert L. Rodriguez, CFA
President and Chief Investment Officer

April 9, 2003

                             HISTORICAL PERFORMANCE

        CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA CAPITAL FUND, INC.
             VS. RUSSELL 2000, S&P 500 AND LIPPER MID-CAP VALUE FUND
                  AVERAGE FROM APRIL 1, 1993 TO MARCH 31, 2003

[DATA POINTS REPRESENTED IN GRAPH]

                                   3/31/93 3/31/94 3/31/95 3/31/96 3/31/97 3/31/98 3/31/99 3/31/00 3/31/01 3/31/02 3/31/03
                                   ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
FPA Capital Fund, Inc. (NAV)       10,000  11,313  13,550  18,541  23,603  30,708  26,884  33,710  31,438  44,897  37,427
FPA Capital Fund, Inc.              9,475  10,719  12,838  17,568  22,364  29,095  25,473  31,941  29,788  42,540  35,462
Lipper Mid-Cap Value Fund Average  10,000  11,002  11,799  15,063  16,301  22,918  20,168  23,617  26,262  30,795  23,889
S&P 500                            10,000  10,145  11,725  15,491  18,562  27,470  32,539  38,376  30,056  30,131  22,672
Russell 2000                       10,000  11,098  11,707  15,109  15,882  22,553  18,886  25,929  21,954  25,023  18,284

Past performance is not indicative of future performance. The Russell 2000 Index consists of the smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small capitalization stock performance. The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. This index is considered a measure of large capitalization stock performance. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Capital Fund, Inc., with an ending value of $35,462 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $37,427. The performance of the Fund and of the Averages is computed on total return basis which includes reinvestment of all distributions.

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 2003

                                                                    SHARES OR
                                                                    PRINCIPAL
                                                                      AMOUNT
                                                                    ---------
NET PURCHASES

COMMON STOCKS
American Greetings Corporation (1)                                1,330,000 shs.
Apria Healthcare Group Inc. (1)                                     292,000 shs.
Avnet, Inc.                                                         913,700 shs.
Big Lots, Inc.                                                      664,600 shs.
Celanese AG                                                          50,000 shs.
Centex Corporation.                                                  60,900 shs.
Charming Shoppes, Inc.                                            2,426,700 shs.
DRS Technologies, Inc. (1)                                           42,000 shs.
Dycom Industries, Inc.                                               43,600 shs.
Foot Locker, Inc. (1)                                               982,000 shs.
Horace Mann Educators Corporation                                  130,100 shs.
Joy Global Inc.                                                     273,600 shs.
Michaels Stores, Inc.                                               545,300 shs.
National-Oilwell, Inc.                                               18,300 shs.
Trinity Industries, Inc.                                            197,000 shs.
WFS Financial Inc.                                                   18,500 shs.
Westcorp                                                             10,261 shs.
Zale Corporation                                                    309,400 shs.

NON-CONVERTIBLE SECURITY
Federal National Mortgage Association (IO)-- 6% 2033 (1)     $85,593,771

NET SALES
COMMON STOCKS
Angelica Corporation                                                123,200 shs.
Qwest Communications International Inc.                           1,336,800 shs.
Ross Stores, Inc.                                                    37,000 shs.
Storage Technology Corporation                                      412,800 shs.
Thor Industries, Inc.                                               144,700 shs.

(1) Indicates new commitment to portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2003

COMMON STOCKS                                           SHARES         VALUE
--------------------------------------------------------------------------------
RETAILING -- 23.1%
Big Lots, Inc.*                                        2,275,000    $ 25,593,750
Charming Shoppes, Inc.*                                5,400,000      18,900,000
Foot Locker, Inc.                                        982,000      10,507,400
Michaels Stores, Inc.*                                 1,326,500      33,175,765
Ross Stores, Inc.                                        893,700      32,307,255
Zale Corporation*                                        460,000      15,060,400
                                                                    ------------
                                                                    $135,544,570
                                                                    ------------

TECHNOLOGY -- 14.2%
Arrow Electronics, Inc.*                               1,300,000    $ 19,110,000
Avnet, Inc.*                                           2,423,700      25,400,376
Exabyte Corporation*                                   1,650,000         160,050
Hutchinson Technology Incorporated*                      868,900      21,479,208
Storage Technology Corporation*                          836,000      16,903,920
                                                                    ------------
                                                                    $ 83,053,554
                                                                    ------------

ENERGY -- 10.7%
ENSCO International Incorporated                         683,500    $ 17,436,085
National-Oilwell, Inc.*                                  925,000      20,710,750
Patterson-UTI Energy, Inc.*                              762,200      24,664,792
                                                                    ------------
                                                                    $ 62,811,627
                                                                    ------------

CONSUMER DURABLES -- 9.6%
Centex Corporation                                       395,000    $ 21,472,200
Champion Enterprises, Inc.*                            2,006,800       3,692,512
Coachmen Industries, Inc.+                               859,000       9,449,000
Fleetwood Enterprises, Inc.*                           1,183,000       4,802,980
Recoton Corporation*+                                    630,400         151,296
Thor Industries, Inc.                                    677,500      16,957,825
                                                                    ------------
                                                                    $ 56,525,813
                                                                    ------------

CONSUMER NON-DURABLES -- 6.9%
American Greetings Corporation*                        1,330,000    $ 17,423,000
Reebok International Ltd.*                               692,900      22,761,765
                                                                    ------------
                                                                    $ 40,184,765
                                                                    ------------

                                       7

INDUSTRIAL PRODUCTS -- 5.6%
Belden Inc.                                              504,300    $  5,421,225
Dycom Industries, Inc.*                                  436,300       4,506,979
Joy Global Inc.*                                         780,700       8,454,981
Trinity Industries, Inc.                                 821,400      14,144,508
                                                                    ------------
                                                                    $ 32,527,693
                                                                    -------------

FINANCIAL -- 5.3%
Countrywide Financial Corporation                        199,200    $ 11,454,000
Horace Mann Educators Corporation                        630,100       8,266,912
WFS Financial Inc.*                                       75,400       1,458,236
Westcorp                                                 525,000       9,749,250
                                                                    ------------
                                                                    $ 30,928,398
                                                                    ------------

BASIC MATERIALS -- 3.5%
Celanese AG                                              857,600    $ 14,879,360
International Aluminum Corporation                       143,800       2,609,970
Oregon Steel Mills, Inc.*                              1,191,000       2,798,850
Rouge Industries, Inc. (Class A)*                        752,300         376,150
                                                                    ------------
                                                                    $ 20,664,330
                                                                    ------------

TELECOMMUNICATIONS -- 2.8%
Qwest Communications International Inc.*               4,772,000    $ 16,654,280
                                                                    ------------

HEALTHCARE -- 1.2%
Apria Healthcare Group Inc.*                             292,000    $  6,821,120
                                                                    ------------

BUSINESS SERVICES & SUPPLIES -- 1.1%
Angelica Corporation+                                    381,100    $  6,497,755
                                                                    ------------

DEFENSE -- 0.2%
DRS Technologies, Inc.*                                   42,000    $  1,050,420
                                                                    ------------

TOTAL COMMON STOCKS-- 84.2% (Cost $459,970,864)                     $493,264,325
                                                                    ------------

                                       8


                                                      PRINCIPAL
COMMON STOCKS                                           AMOUNT         VALUE
--------------------------------------------------------------------------------
NON-CONVERTIBLE BONDS & DEBENTURES -- 9.3% (Cost $53,259,263)
Conseco, Inc.
--8.5% 2002*                                         $ 6,000,000     $   960,000
--8.75% 2004*                                          7,500,000       1,200,000
--10.75% 2009*++                                       1,600,000         424,000
Federal National Mortgage Association (IO)--6% 2033   85,593,771      16,904,770
Qwest Capital Funding, Inc.
--5.875% 2004                                          3,350,000       3,031,750
--6.25% 2005                                           8,650,000       7,222,750
--7.625% 2021                                          2,000,000       1,360,000
U.S. Treasury Inflation-Indexed Notes--3.375% 2007    21,038,138      23,132,090
                                                                    ------------
                                                                    $ 54,235,360
                                                                    ------------
TOTAL INVESTMENT SECURITIES -- 93.5% (Cost $513,230,127)             $547,499,685
                                                                    ------------

SHORT-TERM CORPORATE NOTES -- 6.6%
AIG Funding, Inc.--1.28% 4/01/03                     $17,185,000    $ 17,185,000
General Electric Capital Services, Inc.--1.28%
   4/02/03                                            22,000,000      21,999,218
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $39,184,218)                     $ 39,184,218
                                                                    ------------

TOTAL INVESTMENTS -- 100.1% (Cost $552,414,345)                     $586,683,903
Other assets and liabilities, net (0.1)%                                (857,014)
                                                                    ------------
TOTAL NET ASSETS -- 100.0%                                           $585,826,889
                                                                    ============

*  Non-income producing securities

+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the year ended March 31, 2003. Following is a summary of transactions in securities of these affiliates during the year ended March 31, 2003.

                                           PURCHASES       SALES          REALIZED        DIVIDEND
                                            AT COST       AT COST        GAIN (LOSS)       INCOME
                                       -------------------------------------------------------------
         Angelica Corporation                 --        $3,070,863       $(294,852)       $157,198
         Coachmen Industries, Inc.            --            --               --            197,570
         Recoton Corporation                  --            --               --              --

++ Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. This restricted security constituted 0.07% of total net assets at March 31, 2003.


See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2003


ASSETS
  Investments at value:
    Investment securities -- at market value (including $16,098,051
      in securities of affiliates, identified cost $513,230,127)       $547,499,685
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less)                                       39,184,218      $586,683,903
                                                                       ------------
  Cash                                                                                            150
  Receivable for:
    Dividends and accrued interest                                     $  1,361,765
    Capital Stock sold                                                    1,022,208         2,383,973
                                                                       ------------      ------------
                                                                                         $589,068,026

LIABILITIES
  Payable for:
    Investment securities purchased                                    $  2,319,865
    Capital Stock repurchased                                               422,818
    Advisory fees and financial services                                    372,832
    Accrued expenses and other liabilities                                  125,622         3,241,137
                                                                       ------------      ------------
NET ASSETS                                                                               $585,826,889
                                                                                         ============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 23,561,932 shares                                    $    235,619
  Additional Paid-in Capital                                                              560,140,688
  Accumulated net realized loss on investments                                             (8,807,019)
  Accumulated net investment loss                                                             (11,957)
  Unrealized appreciation of investments                                                   34,269,558
                                                                                         ------------
  NET ASSETS                                                                             $585,826,889
                                                                                         ============

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)                                                  $24.86
                                                                                               ======
  Maximum offering price per share
   (100/94.75 of per share net asset value)                                                    $26.24
                                                                                               ======


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                        For the Year Ended March 31, 2003

INVESTMENT INCOME
    Interest                                                                            $   3,550,798
    Dividends (including $347,768 from securities of affiliates)                            1,649,985
                                                                                        -------------
                                                                                        $   5,200,783

EXPENSES
    Advisory fees                                                      $  3,949,957
    Financial services                                                      99,993
    Transfer agent fees and expenses                                        64,760
    Custodian fees and expenses                                             59,144
    Insurance                                                               56,512
    Reports to shareholders                                                 47,739
    Directors' fees and expenses                                            40,304
    Registration fees                                                       32,637
    Postage                                                                 27,397
    Audit fees                                                              24,200
    Legal fees                                                               8,797
    Other expenses                                                            1,300         5,212,740
                                                                       ------------     -------------
            Net investment loss                                                         $     (11,957)
                                                                                        -------------

NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS
Net realized loss on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)       $ 86,513,252
    Cost of investment securities sold                                   95,061,527
                                                                       ------------
        Net realized loss on investments                                                $  (8,548,275)

Unrealized depreciation of investments:
    Unrealized appreciation at beginning of year                       $139,595,639
    Unrealized appreciation at end of year                               34,269,558
                                                                       ------------
        Decrease in unrealized appreciation of investments                               (105,326,081)
                                                                                        -------------

            Net realized and unrealized loss on investments                             $(113,874,356)
                                                                                        -------------

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                       $(113,886,313)
                                                                                        =============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE YEAR ENDED MARCH 31,
                                            ----------------------------------------------------------------
                                                         2003                            2002
                                            ------------------------------    ------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)              $     (11,957)                    $     197,549
  Net realized gain (loss) on investments      (8,548,275)                       39,168,505
  Increase (decrease) in unrealized
    appreciation of investments              (105,326,081)                      133,662,661
                                            -------------                     -------------
Increase (decrease) in net assets
  resulting from operations                                  $(113,886,313)                    $ 173,028,715

Distributions to shareholders from:
  Net investment income                          --                           $    (388,544)
  Net realized capital gains                $  (7,226,642)      (7,226,642)     (43,051,989)     (43,440,533)
                                            -------------                     -------------
Capital Stock transactions:
  Proceeds from Capital Stock sold          $ 279,958,616                     $ 212,654,512
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions              6,443,932                        38,245,375
  Cost of Capital Stock repurchased          (215,260,143)      71,142,405     (133,076,298)     117,823,589
                                            -------------    -------------    -------------    -------------
Total increase (decrease) in net assets                      $ (49,970,550)                    $ 247,411,771

NET ASSETS
Beginning of year                                              635,797,439                       388,385,668
                                                             -------------                     -------------
End of year                                                  $ 585,826,889                     $ 635,797,439
                                                             =============                     =============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                    10,094,100                         7,671,992
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions                                                    225,077                         1,389,863
Shares of Capital Stock repurchased                             (7,838,343)                       (4,860,884)
                                                             -------------                     -------------
Increase in Capital Stock outstanding                            2,480,834                         4,200,971
                                                             =============                     =============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                  YEAR ENDED MARCH 31,
                                                  ----------------------------------------------------
                                                    2003       2002       2001       2000       1999
                                                  --------   --------   --------   --------   --------
Per share operating performance:
Net asset value at beginning of year              $  30.16   $  23.01   $  33.28   $  30.34   $  38.30
                                                  --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income                              --      $   0.02   $   0.11   $   0.12   $   0.40
  Net realized and unrealized gain (loss)
    on investment securities                      $  (4.97)      9.55      (2.48)      7.07      (4.76)
                                                  --------   --------   --------   --------   --------
Total from investment operations                  $  (4.97)  $   9.57   $  (2.37)  $   7.19   $  (4.36)
                                                  --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment income               --      $  (0.03)  $  (0.14)  $  (0.22)  $  (0.40)
  Distributions from net realized capital gains   $  (0.33)     (2.39)     (7.76)     (4.03)     (3.20)
                                                  --------   --------   --------   --------   --------
Total distributions                               $  (0.33)  $  (2.42)  $  (7.90)  $  (4.25)  $  (3.60)
                                                  --------   --------   --------   --------   --------
Net asset value at end of year                    $  24.86   $  30.16   $  23.01   $  33.28   $  30.34
                                                  ========   ========   ========   ========   ========
Total investment return*                            (16.62)%    42.81%     (6.74)%    25.39%    (12.45)%

Ratios/supplemental data:
Net assets at end of year (in thousands)          $585,827   $635,797   $388,386   $517,900   $513,894
Ratio of expenses to average net assets               0.87%      0.84%      0.89%      0.86%      0.86%
Ratio of net investment income to
  average net assets                                 --          0.04%      0.39%      0.35%      1.20%
Portfolio turnover rate                                 17%        23%         5%         18%       19%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2003


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less at the time of purchase are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $197,581,159 for the year ended March 31, 2003. Realized gains or losses are based on the specific-certificate identification method. All of the amounts reported in the financial statements of March 31, 2003 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at March 31, 2003 for federal income tax purposes was $144,422,787 and $110,153,229, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended March 31, 2003, the Fund paid aggregate fees of $40,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by

O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended March 31, 2003, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $140,972 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA CAPITAL FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of FPA Capital Fund, Inc., for the year ended March 31, 2002 and financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated April 30, 2002, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the 2003 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. as of March 31, 2003, and the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Los Angeles, California
May 7, 2003

                        DIRECTOR AND OFFICER INFORMATION
                                   (UNAUDITED)


                                   POSITION(S)                                         PORTFOLIOS IN
                                   WITH FUND/          PRINCIPAL OCCUPATION(S)          FUND COMPLEX
     NAME, AGE & ADDRESS          YEARS SERVED         DURING THE PAST 5 YEARS            OVERSEEN         OTHER DIRECTORSHIPS
     -------------------          ------------         -----------------------         --------------      -------------------
Willard H. Altman, Jr. - (67)     Director+            Retired. Formerly, until              6
11400 W. Olympic Blvd., #1200     Years Served: 5      1995, Partner of Ernst &
Los Angeles, CA  90064                                 Young LLP.


Alfred E. Osborne, Jr. - (58)     Director+            Director of Harold Price              3             Investment Company
11400 W. Olympic Blvd., #1200     Years Served: 3      Center for Entrepreneurial                          Institute, K2 Inc.,
Los Angeles, CA  90064                                 Studies and Associate                               Nordstrom, Inc., E*
                                                       Professor of Business                               Capital Corporation,
                                                       Economics at The John E.                            Equity Marketing Inc.,
                                                       Anderson Graduate School                            and WM Group of Funds.
                                                       of Management at UCLA.

A. Robert Pisano - (59)           Director+            National Executive Director           3             Coppola Group, State
11400 W. Olympic Blvd., #1200     Years Served:        and Chief Executive Officer                         Net, NetFlix.com,
Los Angeles, CA  90064            since July 2002      of the Screen Actors Guild.                         Resources Connection
                                                       Formerly, until 1999, Vice                          and the Motion Picture
                                                       Chairman and Director of                            and Television Fund.
                                                       Metro-Goldwyn-Mayer, Inc.

Lawrence J. Sheehan - (70)        Director+            Of counsel to, and partner            5
11400 W. Olympic Blvd., #1200     Years Served: 12     (1969 to 1994) of, the law
Los Angeles, CA  90064                                 firm of O'Melveny & Myers
                                                       LLP, legal counsel to the
                                                       Fund.

Robert L. Rodriguez - (54)        Director,+ President Principal and Chief                   2             First Pacific Advisors,
11400 W. Olympic Blvd., #1200     & Chief Investment   Executive Officer of the                            Inc. and FPA Fund
Los Angeles, CA  90064            Officer              Adviser.                                            Distributors, Inc.
                                  Years Served: 3

Dennis M. Bryan - (42)            Vice President       Vice President of the
11400 W. Olympic Blvd., #1200     Years Served: 7      Adviser.
Los Angeles, CA  90064

Eric S. Ende - (58)               Vice President       Senior Vice President of              3
11400 W. Olympic Blvd., #1200     Years Served: 18     the Adviser.
Los Angeles, CA  90064

J. Richard Atwood - (42)          Treasurer            Principal and Chief                                 First Pacific Advisors,
11400 W. Olympic Blvd., #1200     Years Served: 6      Operating Officer of the                            Inc. and FPA Fund
Los Angeles, CA  90064                                 Adviser. President and                              Distributors, Inc.
                                                       Chief Executive Officer
                                                       of FPA Fund Distributors,
                                                       Inc.


Sherry Sasaki - (48)              Secretary            Assistant Vice President
11400 W. Olympic Blvd., #1200     Years Served: 20     and Secretary of the
Los Angeles, CA 90064                                  Adviser and Secretary of
                                                       FPA Fund Distributors,
                                                       Inc.

Christopher H. Thomas - (46)      Assistant Treasurer  Vice President and                                  FPA Fund
11400 W. Olympic Blvd., #1200     Years Served: 8      Controller of                                       Distributors, Inc.
Los Angeles, CA 90064                                  the Adviser and of FPA
                                                       Fund Distributors, Inc.

+  Directors serve until their resignation, removal or retirement.

                             FPA CAPITAL FUND, INC.


INVESTMENT ADVISER                                DISTRIBUTOR

First Pacific Advisors, Inc.                      FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200          11400 West Olympic Boulevard,
Los Angeles, California 90064                        Suite 1200
                                                  Los Angeles, California 90064


SHAREHOLDER SERVICE AGENT                         COUNSEL

Boston Financial Data Services, Inc.              O'Melveny & Myers LLP
P.O. Box 8115                                     Los Angeles, California
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000


CUSTODIAN & TRANSFER AGENT                        INDEPENDENT AUDITORS

State Street Bank and Trust Company               Deloitte & Touche LLP
Boston, Massachusetts                             Los Angeles, California





TICKER:  FPPTX
CUSIP:  302539101
WEBSITE:  www.fpafunds.com

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.